                                                                    EXHIBIT 99.1

                       COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]   MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2004-WMC4

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,282,448,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC4

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                  JUNE 2, 2004

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                       COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]   MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2004-WMC4

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                       COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]   MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2004-WMC4

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

      (IO LOANS ONLY)

                                          AGGREGATE    PERCENT                   WEIGHTED     AVERAGE       WEIGHTED       PERCENT
                             NUMBER OF    PRINCIPAL      OF          WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE        FULL OR
RANGE OF ORIGINAL MORTGAGE   MORTGAGE      BALANCE     MORTGAGE      AVERAGE     CREDIT      BALANCE       ORIGINAL     ALTERNATIVE
 LOAN PRINCIPAL BALANCES      LOANS      OUTSTANDING     POOL         COUPON      SCORE      OUTSTANDING      LTV            DOC
--------------------------   ---------   -----------   --------      --------    --------    -----------   ---------    ------------
$50,001 to $100,000              1       $   100,000      0.11%      5.876%        665        $100,000       80.00%        100.00%
$100,001 to $150,000            19         2,399,096      2.53       6.059         673         126,268       78.01          94.83
$150,001 to $200,000            50         8,739,204      9.21       6.010         677         174,784       80.81          84.66
$200,001 to $250,000            39         8,807,500      9.28       6.022         660         225,833       80.21          84.59
$250,001 to $300,000            36         9,938,895     10.47       6.091         678         276,080       80.84          72.39
$300,001 to $350,000            42        13,639,414     14.37       5.983         675         324,748       82.13          61.62
$350,001 to $400,000            36        13,633,792     14.36       6.009         681         378,716       81.95          69.09
$400,001 to $450,000            17         7,229,047      7.62       6.003         683         425,238       82.61          82.38
$450,001 to $500,000            16         7,746,708      8.16       5.884         675         484,169       80.16          57.06
$500,001 to $550,000            11         5,829,421      6.14       6.154         687         529,947       83.54          63.71
$550,001 to $600,000             9         5,171,441      5.45       5.932         680         574,605       82.26          88.70
$600,001 to $650,000             7         4,379,722      4.61       6.089         672         625,675       85.81          57.10
$650,001 to $700,000             3         2,022,584      2.13       6.027         642         674,195       77.82          65.39
$700,001 to $750,000             3         2,193,182      2.31       6.079         642         731,061       76.59          67.02
$750,001 to $800,000             4         3,093,914      3.26       6.219         691         773,479       84.44          49.42
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         293       $94,923,921    100.00%      6.023%        676        $323,972       81.56%         71.36%
---------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $100,000 to approximately $785,000 and the average outstanding principal balance of the Mortgage Loans was approximately $323,972.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                       COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]   MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2004-WMC4
                       TOTAL COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

      (IO LOANS ONLY)

                                       AGGREGATE        PERCENT                  WEIGHTED      AVERAGE      WEIGHTED      PERCENT
                        NUMBER OF      PRINCIPAL          OF         WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE       FULL OR
 RANGE OF ORIGINAL      MORTGAGE        BALANCE        MORTGAGE      AVERAGE      CREDIT       BALANCE      ORIGINAL    ALTERNATIVE
LOAN-TO-VALUE RATIOS     LOANS        OUTSTANDING        POOL         COUPON      SCORE      OUTSTANDING      LTV           DOC
--------------------    ---------     -----------      --------      --------    --------    -----------    --------    -----------
50.00% or less               2        $   414,397        0.44%        5.810%       712        $207,199        40.28%       100.00%
55.01% to 60.00%             1            134,000        0.14         5.500        660         134,000        57.02        100.00
60.01% to 65.00%             3            860,000        0.91         6.247        620         286,667        63.27         70.93
65.01% to 70.00%             2          1,150,000        1.21         6.337        631         575,000        66.62         65.22
70.01% to 75.00%             4          1,533,500        1.62         6.034        662         383,375        74.19         41.64
75.01% to 80.00%           225         68,540,658       72.21         5.925        678         304,625        79.88         74.66
80.01% to 85.00%            10          5,269,529        5.55         6.023        667         526,953        83.04         26.54
85.01% to 90.00%            27         10,792,130       11.37         6.367        672         399,709        89.73         74.99
90.01% to 95.00%            18          6,076,206        6.40         6.428        678         337,567        94.90         74.58
95.01% to 100.00%            1            153,500        0.16         6.875        684         153,500       100.00          0.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     293        $94,923,921      100.00%        6.023%       676        $323,972        81.56%        71.36%
---------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 29.85% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.00% of the Mortgage Loans are in a second lien position.

PRODUCT TYPE

      (IO LOANS ONLY)

                                       AGGREGATE        PERCENT                  WEIGHTED      AVERAGE      WEIGHTED      PERCENT
                        NUMBER OF      PRINCIPAL          OF         WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE       FULL OR
 RANGE OF ORIGINAL      MORTGAGE        BALANCE        MORTGAGE      AVERAGE      CREDIT       BALANCE      ORIGINAL    ALTERNATIVE
LOAN-TO-VALUE RATIOS      LOANS       OUTSTANDING        POOL         COUPON      SCORE      OUTSTANDING      LTV           DOC
--------------------    ---------     -----------      --------      --------    --------    -----------    --------    -----------
Six-Month LIBOR ARM          1        $   261,600        0.28%         5.75%       646        $261,600       80.00%       100.00%
2/28 LIBOR ARM             249         80,172,369       84.46         6.000        673         321,977       81.05         67.78
3/27 LIBOR ARM               2            854,000        0.90         6.931        737         427,000       85.69         56.91
5/25 LIBOR ARM              41         13,635,952       14.37         6.104        688         332,584       84.30         92.77
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     293        $94,923,921      100.00%         6.02%       676        $323,972       81.56%        71.36%
--------------------------------------------------------------------------------------------------------------------------------

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                       COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]   MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2004-WMC4
                       TOTAL COLLATERAL SUMMARY

CREDIT SCORES

      (IO LOANS ONLY)

                                       AGGREGATE        PERCENT                  WEIGHTED      AVERAGE      WEIGHTED      PERCENT
                         NUMBER OF     PRINCIPAL          OF         WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE       FULL OR
                         MORTGAGE       BALANCE        MORTGAGE      AVERAGE      CREDIT       BALANCE      ORIGINAL    ALTERNATIVE
RANGE OF CREDIT SCORES     LOANS      OUTSTANDING        POOL         COUPON      SCORE      OUTSTANDING      LTV          DOC
----------------------   ---------    -----------      --------      --------    --------    -----------    --------    -----------
551 to 575                   1        $   415,751         0.44%       5.990%       575        $415,751       80.00%       100.00%
576 to 600                   3          1,190,929         1.25        6.023        598         396,976       73.32        100.00
601 to 625                  38         10,527,401        11.09        6.076        616         277,037       80.37         77.02
626 to 650                  63         21,438,392        22.58        6.225        638         340,292       81.93         67.14
651 to 675                  56         19,636,212        20.69        6.076        664         350,647       82.03         70.54
676 to 700                  51         14,443,802        15.22        5.908        686         283,212       82.00         84.20
701 to 725                  34         10,907,298        11.49        5.898        712         320,803       82.47         58.42
726 to 750                  23          8,400,459         8.85         5.78        735         365,237       81.55         60.21
751 to 775                  14          4,544,988         4.79        5.897        760         324,642       80.83         78.90
776 to 800                  10          3,418,689          3.6        5.937        784         341,869       79.42         76.20
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     293        $94,923,921       100.00%       6.023%       676        $323,972       81.56%        71.36%
--------------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 575 to 798 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 676.

DEBT-TO-INCOME  RATIOS

      (ALL LOANS)

                                      AGGREGATE          PERCENT                 WEIGHTED      AVERAGE      WEIGHTED      PERCENT
                        NUMBER OF     PRINCIPAL            OF        WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE       FULL OR
 RANGE OF ORIGINAL      MORTGAGE       BALANCE          MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL    ALTERNATIVE
LOAN-TO-VALUE RATIOS      LOANS      OUTSTANDING          POOL        COUPON      SCORE      OUTSTANDING      LTV           DOC
------------- ------    ---------    -----------        --------     --------    --------    -----------    --------    -----------
0.01% to 10.00%              57     $    7,669,749        0.58%        7.37%       617        $134,557       80.81%        41.71%
10.01% to 20.00%            276         40,569,597        3.09        7.016        630         146,991       80.74         48.94
20.01% to 30.00%            956        147,565,697       11.25        7.077        627         154,357       80.53         53.47
30.01% to 40.00%          2,593        444,604,887       33.89        7.121        638         171,464       82.37         52.66
40.01% to 50.00%          3,380        582,510,035        44.4        7.269        635         172,340        83.3         51.06
50.01% to 60.00%            501         89,046,786        6.79        7.066        631         177,738       84.51         70.68
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    7,763     $1,311,966,751      100.00%        7.18%       635        $169,003       82.66%        53.08%
--------------------------------------------------------------------------------------------------------------------------------

The weighted average Debt-to-Income of the Mortgage Loans as of the Cut-off Date was approximately 39.51.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.